Exhibit 24.1

                                POWER OF ATTORNEY

     KNOW ALL BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Joe R. Lee, Linda J. Dimopoulos and Paula J. Shives, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Darden Restaurants, Inc. and any or all amendments (including post-effective amendments) thereto, relating to the Darden Restaurants, Inc. Employee Stock Purchase Plan, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as might or could be done in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute of substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been signed on this 15th day of June, 2004, by the following persons.



  /s/ Leonard L. Berry                      /s/ Michael D. Rose
  ---------------------------------         ---------------------------------
  Leonard L. Berry                          Michael D. Rose



  /s/ Odie C. Donald                        /s/ Maria A. Sastre
  ---------------------------------         ---------------------------------
  Odie C. Donald                            Maria A. Sastre



  /s/David H. Hughes                        /s/ Jack A. Smith
  ---------------------------------         ---------------------------------
  David H. Hughes                             Jack A. Smith



  /s/ Joe R. Lee                            /s/ Blaine Sweatt, III
  ---------------------------------         ---------------------------------
  Joe R. Lee                                Blaine Sweatt, III



  /s/ Cornelius McGillicuddy, III           /s/ Rita P. Wilson
  ---------------------------------         ---------------------------------
  Cornelius McGillicuddy, III               Rita P. Wilson